THE MANAGERS FUNDS

MANAGERS MONEY MARKET FUND

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Supplement Dated March 31, 2004

To the Prospectus and Statement of Additional Information

Dated April 1, 2003

All information relating to Managers Money Market Fund in this Prospectus dated April 1, 2003, and the Statement of Additional Information dated April 1, 2003, is superseded by the Prospectus and Statement of Additional Information for Managers Money Market Fund dated March 31, 2004.


March 31, 2004